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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): December 28, 2007
                                                        ------------------------


                      Banc of America Funding 2007-2 Trust
--------------------------------------------------------------------------------
           (Exact name of issuing entity as specified in its charter)


                       Banc of America Funding Corporation
--------------------------------------------------------------------------------
                (Exact name of depositor as specified in charter)


                      Bank of America, National Association
--------------------------------------------------------------------------------
                 (Exact name of sponsor as specified in charter)


                                                                54-2198949
                                                                54-2198950
                                                                54-2198951
                                                                54-2198952
                                                                54-2198953
                                                                54-2198954
                                                                54-6737509
                                                                54-6737510
          New York                     333-130536-17            54-6737511
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number      (IRS Employer
incorporation of issuing entity)  of issuing entity)      Identification Nos. of
                                                             issuing entity)

214 North Tryon Street, Charlotte, North Carolina                      28255
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Depositor's telephone number, including area code             (704) 386-2400
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)


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Check  the  appropriate  box  below if the Form  8-K/A  filing  is  intended  to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events

     This amendment on Form 8-K/A amends and supersedes Exhibits 10.6(A), 10.6(B), 10.7 and 10.9 to the Form 8-K previously filed on March 14, 2007 (accession no. 0001379434-07-000052), which were draft versions of the respective final agreements that are attached hereto. By request of the rating agencies on this transaction, the attached final agreements reflect revisions to their respective credit support annex and schedule. No substantive revisions were made to the respective confirmations of these documents.


Section 9 - Financial Statements and Exhibits


Item 9.01   (d) Exhibits

Exhibit No.

10.6(A) Class 1-A-16 Interest Rate Cap Agreement, dated February 27, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

10.6(B) Class 1-A-18 Interest Rate Cap Agreement, dated February 27, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

10.7 Class T-A-4 Interest Rate Cap Agreement, dated February 27, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

10.9 BANA Interest Rate Swap Agreements, dated February 27, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.



                            Signature page to follow



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:     /s/ Scott Evans
                                                 -------------------------------
                                            Name:   Scott Evans
                                            Title:  Senior Vice President



Date:  December 28, 2007


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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX


Exhibit No.         Exhibit Description                           Paper (P) or
-----------         -------------------                           ------------
                                                                  Electronic (E)
                                                                  --------------

10.6(A)             Class 1-A-16 Interest Rate Cap Agreement,           E
                    dated February 27, 2007, between Wells Fargo
                    Bank, N.A. and Bank of America, National
                    Association.
10.6(B)             Class 1-A-18 Interest Rate Cap Agreement,           E
                    dated February 27, 2007, between Wells Fargo
                    Bank, N.A. and Bank of America, National
                    Association.
10.7                Class T-A-4 Interest Rate Cap Agreement, dated      E
                    February 27, 2007, between Wells Fargo Bank,
                    N.A. and Bank of America, National
                    Association.
10.9                BANA Interest Rate Swap Agreements, dated           E
                    February 27, 2007, between Wells Fargo Bank,
                    N.A. and Bank of America, National
                    Association.